UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          August 19, 2005
         Date of Report (Date of earliest event reported)


                   NORTHERN ILLINOIS GAS COMPANY
               (Doing Business as NICOR GAS COMPANY)
      (Exact name of registrant as specified in its charter)


       Illinois                   1-7296               36-2863847
(State or other jurisdiction   (Commission          (I.R.S. Employer
     of incorporation)         File Number)      Identification Number)

                          1844 Ferry Road
                  Naperville, Illinois 60563-9600
        (Address of principal executive offices) (Zip Code)

                          (630) 983-8888
       (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 7.01 of Form 8-K, "Regulation
FD Disclosure."

On August 19, 2005, Nicor Inc. issued a press release announcing that the Administrative Law Judges issued a proposed rate order in the Nicor Gas rate case that is currently pending before the Illinois Commerce Commission. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

(c)   Exhibits

The following is furnished as an exhibit to this report.

99.1  Press release of Nicor Inc. issued August 19, 2005.

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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Northern Illinois Gas Company


Date  August 19, 2005                  /s/ RICHARD L. HAWLEY
                                       Richard L. Hawley
                                       Executive Vice President and
                                       Chief Financial Officer

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Exhibit Index
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  Exhibit
  Number                          Description of Document
  -------      ----------------------------------------------------------------
   99.1        Press release of Nicor Inc. issued August 19, 2005.